Fees Summary	Mar. 24, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,026.50
Total Transaction Valuation	14,674,115.85
Total Offset Amount	2,026.50
Net Fee	$ 0.00